UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2024

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Ingersoll Rand Divests Legacy Asbestos Liabilities

On June 10, 2024, Ingersoll Rand Inc. (“Ingersoll Rand” or the “Company”) permanently divested all of its legacy asbestos liability by selling its wholly-owned subsidiaries that hold these liabilities and the related insurance assets. The sale was made to Delticus, a leading, institutionally capitalized corporate liability acquisition platform that specializes in acquiring and managing long-tail legacy corporate liabilities. Delticus is owned by entities affiliated with Third Point LLC.

At closing, the divested entities were capitalized with a total of $188.5 million, including $143.5 million from insurance settlement proceeds, $35 million from affiliates of Delticus, and $10 million from Ingersoll Rand. In connection with the sale, Ingersoll Rand and its board of directors received a solvency opinion from an independent advisory firm that formed the basis (along with other inputs) for its determination that the divested entities were solvent and adequately capitalized immediately prior to, at the time of, and after giving effect to, the sale.

As a result of the transaction, no asbestos liabilities or related insurance assets will be included in Ingersoll Rand’s consolidated year-end 2024 balance sheet. Delticus assumes management of the divested subsidiaries, including the management of their claims and insurance policy reimbursements.

The Company is pleased to complete this transaction with Delticus, an entity experienced in managing legacy liabilities, and believes that the sale provides greater long-term financial certainty for the Company’s investors and enables the Company to continue to focus on organic and inorganic investments to advance its capabilities and expand its addressable markets, while ensuring responsible stewardship of the legacy asbestos liability.

Evercore acted as exclusive financial advisor to Ingersoll Rand in connection with the transaction, and Simpson Thacher & Bartlett LLP acted as legal counsel. PJT Partners acted as exclusive financial advisor to affiliates of Delticus in connection with the transaction, and King & Spalding LLP acted as legal counsel.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to Ingersoll Rand’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, its divestiture of all of its legacy asbestos liability and other non-historical statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements other than historical facts are forward-looking statements.

These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) adverse impact on the Company’s operations and financial performance due to natural disaster, catastrophe, global pandemics, geopolitical tensions, cyber events, or other events outside of the Company’s control; (2) unexpected costs, charges or expenses resulting from completed and proposed business combinations; (3) uncertainty of the expected financial performance of the Company; (4) failure to realize the anticipated benefits of completed and proposed business combinations; (5) the ability of the Company to implement its business strategy; (6) difficulties and delays in achieving revenue and cost synergies; (7) inability of the Company to retain and hire key personnel; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) other risk factors detailed in Ingersoll Rand’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 10, 2024